UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 29, 2022

DOMA HOLDINGS, INC.

(Exact name of Registrant, as specified in its charter)

Delaware	001-39754	84-1956909
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

101 Mission Street, Suite 740
San Francisco, California 94105
(Address of principal executive offices) (Zip code)

650-419-3827
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DOMA	The New York Stock Exchange
Warrants to purchase common stock	DOMA.WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
CEO Award
On June 29, 2022, the Compensation Committee of Doma Holdings, Inc.’s (the “Company”) Board of Directors (the “Compensation Committee”) recommended, and the Company’s Board of Directors approved, a special equity grant of 2,435,325 restricted stock units (“RSUs”) and a target number of 2,435,325 performance restricted stock units (“PRSUs”) to the Company’s Chief Executive Officer, Mr. Max Simkoff (the “CEO Award”), to further incentivize and align Mr. Simkoff’s interests with those of the Company stockholders. The CEO Award will vest as follows:
a.1/16th of the RSUs will vest on September 1, December 1, March 1 and June 1 of the applicable year, provided that Mr. Simkoff is continuously employed by the Company through such date as applicable, with the first 1/16th of the RSUs vesting on September 1, 2022 and the final 1/16th of the RSUs vesting on September 1, 2026.
b.The PRSUs will vest subject to (A) the satisfaction of a service requirement on the following schedule (each, a “Service Vesting Date”): 1/16th of the PRSUs will service vest on September 1, December 1, March 1 and June 1 of the applicable year, provided that Mr. Simkoff is continuously employed by the Company through such date as applicable, with the first 1/16th of the PRSUs service vesting on September 1, 2022 and the final 1/16th of the PRSUs service vesting on September 1, 2026; and (B) the satisfaction of a performance condition during the period beginning on June 29, 2022 and ending on June 1, 2026 (the “Performance Period”), pursuant to which the Company achieves a price hurdle of $5.00 (as to 1/3 of the target PRSUs), $7.00 (as to 1/3 of the target PRSUs) and $10.00 (as to 1/3 of the target PRSUs) based on the 90-day volume weighted average price of the Company's common stock (the "Price Hurdles").
c.Upon Mr. Simkoff’s death or disability, any unvested RSUs will become vested. The service condition for PRSUs will be deemed to have been satisfied upon the termination date, and the extent to which the performance condition has been met will be determined in accordance with the award agreement.
d.Upon a change in control of the Company prior to the end of the Performance Period, to the extent the shares of the Company or the shares of its successor are no longer outstanding and publicly traded on a national securities exchange following the change in control, the performance condition for the PRSUs will be deemed satisfied to the extent that the price per share received by the Company’s stockholders pursuant to the change in control satisfies the Price Hurdles in accordance with the award agreement. based on the transaction price in the change in control. To the extent the shares of the Company or the shares of its successor continue to be outstanding and publicly traded on a national securities exchange following the change in control, then the PRSUs will remain outstanding and may be earned in accordance with the terms of the award agreement, provided that the Company will equitably adjust the performance conditions to reflect the changes in the Company and the share capitalization resulting from the change in control transaction.
e.If Mr. Simkoff’s employment is terminated without cause or he resigns for good reason within 12 months following a change in control of the Company, or within three months prior to the change in control, then subject to Mr. Simkoff’s execution of a release of claims against the Company, any unvested RSUs will become vested. The service condition for PRSUs will be deemed to have been satisfied upon the termination date, and the extent to which the performance condition has been met will be determined in accordance with the award agreement.
f.Upon Mr. Simkoff’s termination of employment for any other reason, all unvested RSUs and PRSUs will be immediately forfeited.
In addition, in connection with the CEO Award, the Company and Mr. Simkoff also agreed to the following changes to his employment agreement (the “CEO Amendment”): (i) Mr. Simkoff’s annual target bonus will be reduced from 120% of base salary to 100% of base salary and (ii) Mr. Simkoff acknowledged and agreed that he will not be entitled to receive equity compensation from the Company other than the CEO Award until at the earliest the first quarter of 2026.
The foregoing descriptions of the CEO Award and the CEO Amendment are qualified in their entirety by the full text of the award agreements attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, which are incorporated herein by reference.
President of Technology & Operations Compensation
In connection with the recently disclosed promotion of Hasan Rizvi to become the Company’s President of Technology & Operations, as described in Part II, Item 5 of the Company’s Form 10-Q for the quarter ended March 31, 2022 as filed with the SEC on May 11, 2022 (the “Form 10-Q”), the Company made certain adjustments to Mr. Rizvi’s compensation package to reflect his assumption of the material duties of the position in advance of his official promotion. As such, Mr. Rizvi will receive an annual base salary of $475,000, effective to March 1, 2022, and be eligible to receive a target annual cash incentive opportunity equal to 111% of his annual base salary (subject to performance and the Company’s discretion). The remainder of Part II, Item 5 of the Form 10-Q is unchanged and hereby incorporated by reference into this Section 5.02.
Executive Annual Bonus Plan
On June 29, 2022, the Compensation Committee approved the Doma Holdings, Inc. Executive Annual Bonus Plan (the “Bonus Plan”). The Bonus Plan is an annual bonus plan that provides for payments based on an individual’s target amount and the achievement of specified performance metrics, payable in cash or shares at the Compensation Committee’s discretion. The Compensation Committee, in its discretion, may exercise negative discretion when calculating any bonus under the Bonus Plan. This summary is qualified in its entirety by reference to the copy of the Bonus Plan attached hereto as Exhibit 99.3, which is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.
99.1	CEO Award Agreement
99.2	CEO Amendment
99.3	Doma Holdings, Inc. Executive Bonus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2022

By:	/s/ Eric Watson
Name:	Eric Watson
Title:	General Counsel & Secretary

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